JuneBox.com, Inc.
              2000 Equity Incentive Plan
                  as of June 20, 2000

Purpose             JuneBox.com, Inc., a Wisconsin
                    corporation (the "Company"), wishes
                    to recruit, reward, and retain
                    employees, directors, and other
                    service providers, including
                    consultants.  To further these
                    objectives, the Company hereby sets
                    forth the JuneBox.com, Inc. 2000
                    Equity Incentive Plan (the "Plan"),
                    effective as of June 20, 2000 (the
                    "Effective Date"), to provide
                    options ("Options") to employees,
                    directors, and other service
                    providers of the Company and its
                    Related Companies to purchase
                    shares of the Company's common
                    stock (the "Common Stock").

Participants        All Employees of the Company and of
                    any Eligible Affiliates are
                    eligible for Options under this
                    Plan.  Eligible individuals become
                    "optionees" when the Administrator
                    grants them an option under this
                    Plan.  The Administrator may also
                    grant options to directors,
                    consultants, and certain other
                    service providers.  The term
                    optionee also includes, where
                    appropriate, a person authorized to
                    exercise an Option in place of the
                    original recipient.  A director
                    serving on behalf of an investor
                    may, in advance of a grant, request
                    that the Company grant the option
                    directly to the investor, provided
                    that the resulting grant may not
                    qualify for exemption from
                    registration under Rule 701 or for
                    registration on Form S-8.

                    Employee means any person employed
                    as a common law employee of the
                    Company or of a Related Company.

Administrator       The Administrator is the Board of
                    Directors of the Company (the
                    "Board"), unless the Board
                    specifies a committee of the Board.
                    The Board of Directors of School
                    Speciality, Inc. ("SSI") may act as
                    Administrator of this Plan, either
                    directly or through its
                    compensation committee, so long as
                    SSI is a Related Company, subject
                    to ratification by the Company's
                    Board of any actions taken.  After
                    an initial public offering ("IPO")
                    covering the Company's stock, the
                    Administrator will be the

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                    Compensation Committee of the
                    Board, unless the Board either
                    specifies another committee or acts
                    under the Plan as though it were
                    the Compensation Committee.

                    The Administrator is responsible
                    for the general operation and
                    administration of the Plan and for
                    carrying out its provisions and has
                    full discretion in interpreting and
                    administering the provisions of the
                    Plan.  Subject to the express
                    provisions of the Plan, the
                    Administrator may exercise such
                    powers and authority of the Board
                    as the Administrator may find
                    necessary or appropriate to carry
                    out its functions.  The
                    Administrator may delegate its
                    functions (other than those
                    described in the Granting of
                    Options section) to officers or
                    other Employees of the Company.

                    The Administrator's powers will
                    include, but not be limited to, the
                    power to amend, waive, or extend
                    any provision or limitation of any
                    Option.  The Administrator may act
                    through meetings of a majority of
                    its members or by unanimous
                    consent.

Granting of         Subject to the terms of the Plan,
Options             the Administrator will, in
                    its sole discretion, determine

                         the persons who receive Options,

                         the terms of such Options,

                         the schedule for
                         exercisability (including any
                         requirements that the optionee
                         or the Company satisfy
                         performance criteria),

                         the time and conditions for
                         expiration of the Options, and

                         the form of payment due upon
                         exercise.

                    The Administrator's determinations
                    under the Plan need not be uniform
                    and need not consider whether
                    possible recipients are similarly
                    situated.

                    Options granted to Employees may be
                    "incentive stock options" ("ISOs")
                    within the meaning of Section 422
                    of the Internal Revenue Code of
                    1986 (the "Code"), or the
                    corresponding provision of any
                    subsequently enacted tax statute,
                    or nonqualified stock options
                    ("NQSOs"), and the

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                    Administrator will specify which form
                    of option it is granting.  (If the
                    Administrator fails to specify the
                    form of an option grant to an
                    Employee, it will be an ISO to the
                    extent the tax laws permit.)  Any
                    options granted to outside
                    directors or other persons who are
                    not Employees must be nonqualified
                    stock options.

     Substitutions  The Administrator may grant Options
                    in substitution for options or
                    other equity interests held by
                    individuals who become Employees of
                    the Company or of a Related Company
                    as a result of the Company's or
                    Related Company's acquiring or
                    merging with the individual's
                    employer or acquiring its assets or
                    through transfer from SSI.  In
                    addition, the Administrator may
                    provide for the Plan's assumption
                    of options granted outside the Plan
                    to persons who would have been
                    eligible under the terms of the
                    Plan to receive a grant, including
                    both persons who provided services
                    to any acquired company or business
                    and persons who provided services
                    to the Company or any Related
                    Company.  If appropriate to conform
                    the Options to the interests for
                    which they are substitutes, the
                    Administrator may grant substitute
                    Options under terms and conditions
                    (including Exercise Price) that
                    vary from those the Plan otherwise
                    requires.

                    Awards in substitution for SSI's
                    options in connection with the
                    distribution by SSI of the
                    Company's Common stock to its
                    public stockholders (the
                    "Distribution") will retain their
                    pre-Distribution exercise schedule
                    and expiration dates, but any
                    Change of Control provisions will
                    thereafter refer to the Company
                    under the rules set forth in this
                    Plan for any Options that have not
                    become fully exercisable on or
                    before the Distribution.

Director            Each director of the Company who is
Formula             not an Employee of the Company
Options             or a Related Company (an "Eligible
                    Director") will receive a formula
                    stock option ("Formula Option") as
                    of the Effective Date with respect
                    to 15,000 shares of Common Stock,
                    as will each Eligible Director
                    later appointed or elected to the
                    Board (with the grant made as of
                    the date of  his first election or
                    appointment).  Each Eligible
                    Director serving on the Board at
                    each annual meeting of the
                    Company's shareholders (beginning
                    with the first meeting after
                    December 31, 2000) will receive a
                    Formula Option as of that meeting
                    with respect to 5,000 shares of
                    Common Stock.  The Exercise Price
                    for Formula Options will be the
                    Fair Market Value on the Date of
                    Grant.

     Exercise       Unless the Administrator specifies
     Schedule       otherwise, each Formula
                    Option will become exercisable as
                    to 20% of the covered shares on the
                    first anniversary of its Date of
                    Grant, an additional 30% on the
                    second anniversary, and the
                    remaining 50% on or after the third
                    anniversary.  A Formula Option will
                    become exercisable in its entirety
                    upon the director's death,
                    disability, or attainment of age
                    70.  Options will be forfeited to
                    the extent they are not then
                    exercisable if a director resigns
                    or fails to be reelected as a
                    director.  Exercisable options will
                    expire as provided under Option
                    Expiration.

Date Of Grant       The Date of Grant will be the date
                    as of which the Plan or the
                    Administrator grants an Option to a
                    person, as specified in the Plan or
                    in the Administrator's minutes or
                    other written evidence of action.

Exercise Price      The Exercise Price is the value of
                    the consideration that an optionee
                    must provide in exchange for one
                    share of Common Stock.  The
                    Administrator will determine the
                    Exercise Price under each Option
                    and may set the Exercise Price
                    without regard to the Exercise
                    Price of any other Options granted
                    at the same or any other time.  The
                    Company may use the consideration
                    it receives from the optionee for
                    general corporate purposes.

                    The Exercise Price per share for
                    NQSOs may not be less than 100% of
                    the Fair Market Value of a share on
                    the Date of Grant.  For ISOs, the
                    Exercise Price per share must be at
                    least 100% of the Fair Market Value
                    (on the Date of Grant) of a share
                    of Common Stock covered by the
                    Option; provided, however, that if
                    the Administrator decides to grant
                    an ISO to someone covered by Code
                    Sections 422(b)(6) and 424(d) (as a
                    more-than-10%-stockholder), the
                    Exercise Price must be at least
                    110% of the Fair Market Value.

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     Fair Market    Fair Market Value of a share
      Value         of Common Stock for
                    purposes of the Plan will be
                    determined as follows:

                         if the Company has no publicly-
                         traded stock, the
                         Administrator will determine
                         the Fair Market Value for
                         purposes of the Plan using any
                         measure of value it determines
                         in good faith to be
                         appropriate;

                         if the Common Stock trades on
                         a national securities
                         exchange, the closing sale
                         price on the Date of Grant;

                         if the Common Stock does not
                         trade on any such exchange,
                         the closing sale price as
                         reported by the National
                         Association of Securities
                         Dealers, Inc. Automated
                         Quotation System ("Nasdaq")
                         for such date;

                         if no such closing sale price
                         information is available, the
                         average of the closing bid and
                         asked prices that Nasdaq
                         reports for such date; or

                         if there are no such closing
                         bid and asked prices, the
                         average of the closing bid and
                         asked prices as reported by
                         any other commercial service
                         for such date.

                    For any date that is not a trading
                    day, the Fair Market Value of a
                    share of Common Stock for such date
                    will be determined by using the
                    closing sale price or the average
                    of the closing bid and asked
                    prices, as appropriate, for the
                    immediately preceding trading day.
                    The Administrator can substitute a
                    particular time of day or other
                    measure of "closing sale price" if
                    appropriate because of changes in
                    exchange or market procedures.

                    With respect to any Options granted
                    as of the IPO or conditioned on the
                    IPO, the Fair Market Value will be
                    treated as equal to the price
                    established in the IPO for any such
                    Options if they are granted on or
                    before the date on which the IPO's
                    underwriters price the IPO or
                    granted on the following day before
                    trading opens in the Common Stock.

                    The Administrator has sole
                    discretion to determine the Fair
                    Market Value for purposes of this
                    Plan, and all Options are

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                    conditioned on the optionees'
                    agreement that the Administrator's
                    determination is conclusive and
                    binding even though others might
                    make a different and also
                    reasonable determination.

Exercisability      The Administrator will determine
                    the times and conditions for
                    exercise of each Option.

                    Options will become exercisable at
                    such times and in such manner as
                    the Administrator determines and
                    the Option Agreement indicates;
                    provided, however, that the
                    Administrator may, on such terms
                    and conditions as it determines
                    appropriate, accelerate the time at
                    which the optionee may exercise any
                    portion of an Option.

                    If the Administrator does not
                    specify otherwise, Options will
                    become exercisable as to one-sixth
                    of the covered shares on the sixth
                    month anniversary of the Date of
                    Grant and as to an additional
                    2.778% on the first day of each
                    succeeding month, so long as the
                    optionee remains employed or
                    continues his relationship as a
                    service provider, and will expire
                    as of the tenth anniversary of the
                    Date of Grant (unless they expire
                    earlier under the Plan or the
                    Option Agreement).  The
                    Administrator has the sole
                    discretion to determine that a
                    change in service-providing
                    relationship eliminates any further
                    service credit on the exercise
                    schedule.

                    No portion of an Option that is
                    unexercisable at an optionee's
                    termination of service-providing
                    relationship (for any reason) will
                    thereafter become exercisable (and
                    the optionee will immediately
                    forfeit any unexercisable portions
                    at his termination of service-
                    providing relationship), unless the
                    Option Agreement provides
                    otherwise, either initially or by
                    amendment.

                    Termination of service-providing
                    relationship will not occur for
                    optionees who are Employees,
                    officers, or directors of SSI until
                    the earlier of (i) the date they
                    leave all service-providing
                    relationships with both SSI and the
                    Company and (ii) the first day of
                    the 13th month beginning after the
                    date SSI ceases to be a Related
                    Company, unless the SSI Board of
                    Directors or a committee of such
                    board agrees to other treatment.

     Change of      Upon a Change of Control, all
     Control        Options will become fully
                    exercisable, unless the
                    optionee's Option Agreement
                    provides otherwise. A Change of
                    Control for this purpose means the
                    occurrence of any one or more of
                    the following events (and, before
                    the Distribution, also includes
                    comparable changes with respect to
                    SSI):

                         (i) sale of all or
                         substantially all of the
                         assets of the Company to one
                         or more individuals, entities,
                         or groups (other than an
                         Excluded Owner);

                         (ii) complete or substantially
                         complete dissolution or
                         liquidation of the Company
                         (other than into an Excluded
                         Owner);

                         (iii) a person, entity, or
                         group (other than an Excluded
                         Owner) acquires or attains
                         ownership of more than 50% of
                         the undiluted total voting
                         power of the Company's then-
                         outstanding securities
                         eligible to vote to elect
                         members of the Board ("Company
                         Voting Securities");

                         (iv) completion of a merger or
                         consolidation of the Company
                         with or into any other entity
                         (other than an Excluded Owner)
                         unless the holders of the
                         Company Voting Securities
                         outstanding immediately before
                         such completion, together with
                         any trustee or other fiduciary
                         holding securities under a
                         Company benefit plan, retain
                         control because they hold
                         securities that represent
                         immediately after such merger
                         or consolidation at least 50%
                         of the combined voting power
                         of the then outstanding voting
                         securities of either the
                         Company or the other surviving
                         entity or its ultimate parent;
                         or

                         (v) after an IPO, the
                         individuals who constitute the
                         Board immediately before a
                         proxy contest cease to
                         constitute at least a majority
                         of the Board (excluding any
                         Board seat that is vacant or
                         otherwise unoccupied)
                         immediately following the
                         proxy contest.

                    An "Excluded Owner" consists of
                    SSI, the Company, any Related
                    Company, any Company benefit plan,
                    or any
                    underwriter temporarily
                    holding securities for an offering
                    of such securities.

                    Even if other tests are met, a
                    Change of Control has not occurred
                    under any circumstance in which the
                    Company files for bankruptcy
                    protection or is reorganized
                    following a bankruptcy filing.  The
                    Administrator may determine that a
                    particular optionee's Options will
                    not become fully exercisable as a
                    result of what the Administrator,
                    in its sole discretion, determines
                    is the optionee's insufficient
                    cooperation with the Company with
                    respect to a Change of Control.  In
                    addition, the acceleration will not
                    occur if it would prevent use of
                    "pooling of interest" accounting
                    for a reorganization, merger, or
                    consolidation of the Company that
                    the Board approves.

                    The Company's IPO will not
                    constitute a Change of Control.
                    The Company's Distribution will
                    constitute a Change of Control but
                    only for persons whose service-
                    providing relationship continues
                    with SSI but not with the Company
                    immediately after the Distribution.

                    The Administrator may allow
                    conditional exercises in advance of
                    the completion of a Change of
                    Control that are then rescinded if
                    no Change of Control occurs.  The
                    Administrator may also provide that
                    the accelerations under the Change
                    of Control occur automatically up
                    to six months after the Change of
                    Control.

     Substantial    Upon a Change of Control that
     Corporate      is also a Substantial
     Change         Corporate Change, the Options will
                    become exercisable
                    (unless the Change of Control
                    section provides otherwise) and the
                    Plan and any unexercised Options
                    will terminate (after the
                    occurrence of one of the
                    alternatives set forth in the next
                    full paragraph) unless either (i)
                    such termination would prevent use
                    of "pooling of interest" accounting
                    for a reorganization, merger, or
                    consolidation of the Company that
                    the Board approves, (ii) an
                    agreement with an optionee provides
                    otherwise, or (iii) provision is
                    made in writing in connection with
                    such transaction for

                         the assumption or continuation
                         of outstanding Options (which
                         could include replacement by
                         SSI), or

                         the substitution for such
                         options or grants of any
                         options or grants covering the
                         stock or securities of
                         a successor employer entity, or
                         a parent or subsidiary of such
                         successor or by SSI or a
                         successor to SSI, with
                         appropriate adjustments as to
                         the number and kind of shares
                         of stock and prices, in which
                         event the Options will
                         continue in the manner and
                         under the terms so provided.

                    If an Option would otherwise
                    terminate under the preceding
                    sentence and the Administrator
                    considers that the Fair Market
                    Value of the Common Stock as a
                    result of the Substantial Corporate
                    Change exceeds or is likely to
                    exceed the Exercise Price, the
                    Administrator will either

                         provide that optionees will
                         have the right, at such time
                         before the completion of the
                         transaction causing such
                         termination as the Board or
                         the Administrator reasonably
                         designates, to exercise any
                         unexercised portions of the
                         Option, including those
                         portions that the Change of
                         Control will make exercisable
                         or

                         cause the Company, or agree to
                         allow the successor, to cancel
                         each Option after payment to
                         the optionee of an amount in
                         cash, cash equivalents, or
                         successor equity interests
                         substantially equal to the
                         Fair Market Value under the
                         transaction minus the Exercise
                         Price for the shares covered
                         by the Option (and, where the
                         Board or the Administrator
                         determines it is appropriate,
                         any required tax
                         withholdings).

                    The Administrator may allow
                    conditional exercises in advance of
                    the completion of a Substantial
                    Corporate Change that are then
                    rescinded if no Substantial
                    Corporate Change occurs.
                    The Board or other Administrator
                    may take any actions described in
                    the Substantial Corporate Change
                    section, without any requirement to
                    seek optionee consent.
                    A "Substantial Corporate Change"
                    means any of the following events:

                         a sale as described in clause
                         (i) under Change of Control,
                         a dissolution or liquidation
                         as described in clause (ii),

                         an ownership change as
                         described in clause (iii), but
                         with the percentage ownership
                         increased to 100%,
                         merger, consolidation, or
                         reorganization of the Company
                         with or into one or more
                         corporations or other entities
                         in which the Company is not
                         the surviving entity, other
                         than a transaction intended
                         primarily to change the
                         Company's state of
                         incorporation or that
                         satisfies clause (iv) under
                         Change of Control, or

                         any other transaction
                         (including a merger or
                         reorganization in which the
                         Company survives) approved by
                         the Board that results in any
                         person or entity (other than
                         an Excluded Owner) owning 100%
                         of Company Voting Securities.

Limitation on       An Option granted to an Employee
ISOs                will be an ISO only to
                    the extent that the aggregate Fair
                    Market Value (determined at the
                    Date of Grant) of the stock with
                    respect to which ISOs are
                    exercisable for the first time by
                    the optionee during any calendar
                    year (under the Plan and all other
                    plans of the Company and its
                    subsidiary corporations, within the
                    meaning of Code Section 422(d)),
                    does not exceed $100,000.  This
                    limitation applies to Options in
                    the order in which such Options
                    were granted.  If, by design or
                    operation, the Option exceeds this
                    limit, the excess will be treated
                    as an NQSO.

Method of           To exercise any exercisable portion
Exercise            of an Option, the optionee must:

                         Deliver notice of exercise to
                         the Secretary or Assistant
                         Secretary of the Company (or
                         to whomever the Administrator
                         designates), in a form
                         complying with any rules the
                         Administrator may issue,
                         signed or otherwise
                         authenticated by the optionee,
                         and specifying the number of
                         shares of Common Stock
                         underlying the portion of the
                         Option the optionee is
                         exercising;

                         Pay the full Exercise Price by
                         cash or a cashier's or
                         certified check for the shares
                         of Common Stock
                         with respect
                         to which the Option is being
                         exercised, unless the
                         Administrator consents to
                         another form of payment (which
                         could include loans from the
                         Company or the use of Common
                         Stock); and

                         Deliver to the Administrator
                         such representations and
                         documents as the
                         Administrator, in its sole
                         discretion, may consider
                         necessary or advisable.

                    After an IPO, payment in full of
                    the Exercise Price need not
                    accompany the written notice of
                    exercise if the exercise complies
                    with a previously-approved cashless
                    exercise method, including, for
                    example, that the notice directs
                    that the stock certificates (or
                    other indicia of ownership) for the
                    shares issued upon the exercise be
                    delivered to a licensed broker
                    acceptable to the Company as the
                    agent for the individual exercising
                    the option and at the time the
                    stock certificates (or other
                    indicia) are delivered to the
                    broker, the broker will tender to
                    the Company cash or cash
                    equivalents acceptable to the
                    Company and equal to the Exercise
                    Price and any required withholding
                    taxes.

                    If the Administrator agrees to
                    allow an optionee to pay through
                    tendering shares of Common Stock to
                    the Company, the individual can
                    only tender stock he has held for
                    at least six months at the time of
                    surrender.  Shares of stock offered
                    as payment will be valued, for
                    purposes of determining the extent
                    to which the optionee has paid the
                    Exercise Price, at their Fair
                    Market Value on the date of
                    exercise.  The Administrator may
                    also, in its discretion, accept
                    attestation of ownership of Common
                    Stock and issue a net number of
                    shares upon Option exercise, or,
                    after an IPO, by having a broker
                    tender to the Company cash equal to
                    the Exercise Price and any
                    withholding taxes.

Option              No one may exercise an Option more
Expiration          than ten years after
                    its Date of Grant (or five years
                    for ISOs granted to 10% owners
                    covered by Code Sections 422(b)(6)
                    and 424(d)).  An Optionee will
                    immediately forfeit and can never
                    exercise any portion of an Option
                    that is unexercisable at his
                    termination of service-providing
                    relationship (for any reason),
                    unless the Option Agreement
                    provides otherwise, either
                    initially or by amendment.  Unless
                    the Option Agreement provides
                    otherwise, either initially or by
                    amendment, no one may exercise
                    otherwise exercisable portions of
                    an Option after the first to occur
                    of:

     Employment          The 90th day after the
     Termination         date of termination of
                         service-providing relationship
                         (other than for death or
                         Disability), where termination
                         of service-providing
                         relationship means the time
                         when the employer-employee or
                         other service-providing
                         relationship between the
                         individual and the Company
                         (and all Related Companies)
                         ends for any reason.  The
                         Administrator may provide that
                         Options terminate immediately
                         upon termination of employment
                         for "cause" under an
                         Employee's employment or
                         consultant's services
                         agreement or under another
                         definition specified in the
                         Option Agreement.  Unless the
                         Option Agreement provides
                         otherwise, termination of
                         service-providing relationship
                         does not include instances in
                         which the Company immediately
                         rehires a common law employee
                         as an independent contractor.
                         The Administrator, in its sole
                         discretion, will determine all
                         questions of whether
                         particular terminations or
                         leaves of absence are
                         terminations of employment and
                         may decide to suspend the
                         exercise schedule during a
                         leave rather than to terminate
                         the option.  Unless the Option
                         Agreement or the
                         Exercisability section
                         provides otherwise,
                         terminations of employment
                         include situations in which
                         the optionee's employer ceases
                         to be related to the Company
                         closely enough to be a Related
                         Company for new grants.

     Gross Misconduct    For the Company's termination
                         of the optionee's service-
                         providing relationship as a
                         result of the optionee's Gross
                         Misconduct, the time of such
                         termination.  For purposes of
                         this Plan, "Gross Misconduct"
                         means the optionee has

                              committed fraud,
                              misappropriation,
                              embezzlement, or willful
                              misconduct that has
                              resulted or is likely to
                              result in material harm
                              to the Company or a
                              Related Company;

                              committed or been
                              indicted for or convicted
                              of, or pled guilty or no
                              contest to, any
                              misdemeanor (other than
                              for minor infractions or
                              traffic violations)
                              involving fraud, breach
                              of trust,
                              misappropriation, or
                              other similar activity or
                              otherwise relating to the
                              Company, or any felony;
                              or

                              committed an act of gross
                              negligence or otherwise
                              acted with willful
                              disregard for the
                              Company's or a Related
                              Company's best interests
                              in a manner that has
                              resulted or is likely to
                              result in material harm
                              to the Company or a
                              Related Company.

                         If the optionee has a written
                         employment or other agreement
                         in effect at the time of his
                         termination that specifies
                         "cause" for termination,
                         "Gross Misconduct" for
                         purposes of his termination
                         will refer to "cause" under
                         the employment or other
                         agreement, rather than to the
                         foregoing definition.

     Disability          For disability, the earlier of
                         (i) the first anniversary of
                         the optionee's termination of
                         employment for disability and
                         (ii) 90 days after the
                         optionee no longer has a
                         disability, where "disability"
                         means the inability to engage
                         in any substantial gainful
                         activity because of any
                         medically determinable
                         physical or mental impairment
                         that can be expected to result
                         in death or that has lasted or
                         can be expected to last for a
                         continuous period of not less
                         than 12 months, or, if the
                         Company then maintains long-
                         term disability insurance, the
                         date as of which the
                         individual is eligible for
                         benefits under that insurance;
                         or

     Death               The date 24 months after the
                         optionee's death.

                    If exercise is permitted after
                    termination of service-providing
                    relationship, the Option will
                    nevertheless expire as of the date
                    that the former service provider
                    violates any covenant not to
                    compete or other post-employment
                    covenant in effect between the
                    Company or a Related Company and
                    the former employee or other
                    service provider.  In addition, an
                    optionee who exercises an Option
                    more than 90 days after termination
                    of employment with the Company
                    and/or Eligible Affiliates will
                    only receive ISO treatment to the
                    extent the law permits, and becoming
                    or remaining an employee
                    of another related company (that is
                    not an Eligible Affiliate) or an
                    independent contractor will not
                    prevent loss of ISO status because
                    of the formal termination of
                    employment.

                    Nothing in this Plan extends the
                    term of an Option beyond the tenth
                    anniversary of its Date of Grant,
                    nor does anything in this Option
                    Expiration section make an Option
                    exercisable that has not otherwise
                    become exercisable, unless the
                    Administrator specifies otherwise.

Option              Option Agreements (which could be
Agreement           certificates) will set
                    forth the terms of each Option and
                    will include such terms and
                    conditions, consistent with the
                    Plan, as the Administrator may
                    determine are necessary or
                    advisable.  To the extent the
                    agreement is inconsistent with the
                    Plan, the Plan will govern.  The
                    Option Agreements may contain
                    special rules.

Put and Call        The Administrator may provide in
Rights; other       Option Agreements or
Restrictions        other agreements that the Company
                    has the right (or
                    obligation) to purchase outstanding
                    Options, or the shares received
                    from exercising an Option, under
                    certain circumstances, including
                    termination of service-providing
                    relationship for any reason or
                    death and may provide for rights of
                    first refusal.  The Administrator
                    may distinguish between
                    unexercisable and exercisable
                    Options.  The Administrator may
                    provide in Option Agreements that
                    individuals who receive shares from
                    exercising an Option may not
                    transfer such shares without
                    complying with the agreement's
                    conditions.

Stock Subject       Except as adjusted below under
To Plan             Corporate Changes,

                         the aggregate number of shares
                         of Common Stock that may be
                         issued under Options may not
                         exceed 20% of the shares of
                         Common Stock (including
                         preferred that is convertible
                         into common as though it had
                         been converted) issued and
                         outstanding as of the date on
                         which the Administrator seeks
                         to make an additional grant
                         (provided that a decrease in
                         shares outstanding will not
                         invalidate any previously
                         issued Option),

                         the maximum number of shares
                         that may be granted under
                         Options for a single
                         individual in a calendar year
                         may not exceed 1,200,000, and
                         the aggregate number of shares
                         of Common Stock that may be
                         issued under ISOs may not
                         exceed 3,500,000.

                    The Common Stock will come from
                    either authorized but unissued
                    shares or from previously issued
                    shares that the Company reacquires,
                    including shares it purchases on
                    the open market or holds as
                    treasury shares.  If any Option
                    expires, is canceled, or terminates
                    for any other reason, the shares of
                    Common Stock available under that
                    Option will again be available for
                    the granting of new Options (but
                    will be counted against that
                    calendar year's limit, if any, for
                    a given individual).  Shares used
                    as payment for the Exercise Price
                    or any required withholdings will
                    be added back to the totals
                    available for issuance.

                    No adjustment will be made for a
                    dividend or other right (except a
                    stock dividend) for which the
                    record date precedes the date of
                    exercise.

                    The optionee will have no rights of
                    a stockholder with respect to the
                    shares of stock subject to an
                    Option except to the extent that
                    the Company has issued certificates
                    for, or otherwise confirmed
                    ownership of, such shares upon the
                    exercise of the Option.

                    The Company will not issue
                    fractional shares pursuant to the
                    exercise of an Option, unless the
                    Administrator determines otherwise,
                    but the Administrator may, in its
                    discretion, direct the Company to
                    make a cash payment in lieu of
                    fractional shares.

Person Who          During the optionee's lifetime and
May Exercise        except as provided
                    under Transfers, Assignments, and
                    Pledges, only the optionee or his
                    duly appointed guardian or personal
                    representative may exercise the
                    Options.  After his death, his
                    personal representative or any
                    other person authorized under a
                    will or under the laws of descent
                    and distribution may exercise any
                    then exercisable portion of an
                    Option.  If someone other than the
                    original recipient seeks to
                    exercise any portion of an Option,
                    the Administrator may request such
                    proof as it may consider necessary
                    or appropriate of the person's
                    right to exercise the Option.

Adjustments         Subject to any required action by
Upon changes        the Company (which it
In Capital          agrees to promptly take) or its
                    stockholders, and subject to
                    the provisions of applicable
                    corporate law, if, after the Date

Stock               of Grant of an Option,

                         the outstanding shares of
                         Common Stock increase or
                         decrease or change into or are
                         exchanged for a different
                         number or kind of security
                         because of any
                         recapitalization,
                         reclassification, stock split,
                         reverse stock split,
                         combination of shares,
                         exchange of shares, stock
                         dividend, or other
                         distribution payable in
                         capital stock, or

                         some other increase or
                         decrease in such Common Stock
                         occurs without the Company's
                         receiving consideration
                         (excluding, unless the
                         Administrator determines
                         otherwise, stock repurchases),

                    the Administrator must make a
                    proportionate and appropriate
                    adjustment in the number of shares
                    of Common Stock underlying each
                    Option, so that the proportionate
                    interest of the optionee
                    immediately following such event
                    will, to the extent practicable, be
                    the same as immediately before such
                    event.  (This adjustment does not
                    apply to Common Stock that the
                    optionee has already purchased,
                    which is subject to the adjustments
                    applicable to Common Stock.)
                    Unless the Administrator determines
                    another method would be
                    appropriate, any such adjustment to
                    an Option will not change the total
                    price with respect to shares of
                    Common Stock underlying the
                    unexercised portion of the Option
                    but will include a corresponding
                    proportionate adjustment in the
                    Option's Exercise Price.  The Board
                    or other Administrator may take any
                    actions described in this section
                    without any requirement to seek
                    optionee consent.

                    The Administrator will make a
                    commensurate change to the maximum
                    number and kind of shares provided
                    in the Stock Subject to Plan
                    section.

                    All references to numbers of shares
                    of Common Stock in the Plan and in
                    any Option grants made on or before
                    the IPO Effective Date assume that
                    the Company has 17.5 million shares
                    of Common Stock outstanding and
                    thus relate to proportionate
                    amounts of that level of equity.
                    After the Company first has at
                    least 17.5 million shares
                    outstanding, numbers will not be
                    adjusted except as otherwise
                    provided in this Adjustments
                    section.

                    Any issue by the Company of any
                    class of preferred stock, or
                    securities convertible into shares
                    of common or preferred
                    stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Option or the Exercise Price except as this Adjustments section specifically provides. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

Related             Employees of Eligible Affiliates
Company             will be entitled to
Employees           participate in the Plan, except as
                    otherwise designated by
                    the Board or the Administrator.

                    "Eligible Affiliate" means each of
                    the Related Companies, except as
                    the Administrator otherwise
                    specifies.  For ISO grants,
                    "Related Company" means any
                    corporation in an unbroken chain of
                    corporations including the Company
                    if, at the time an Option is
                    granted to a Participant under the
                    Plan, each corporation (other than
                    the last corporation in the
                    unbroken chain) owns stock
                    possessing 50% or more of the total
                    combined voting power of all
                    classes of stock in another
                    corporation in such chain.  Related
                    Company also includes a single-
                    member limited liability company
                    included within the chain described
                    in the preceding sentence.  The
                    Board or the Administrator may use
                    a different definition of Related
                    Company for NQSOs and may include
                    other forms of entity at the same
                    level of equity relationship (or
                    such other level as the Board or
                    the Administrator specifies).

Legal               The Company will not issue any
Compliance          shares of Common Stock
                    under an Option until all
                    applicable requirements imposed by
                    Federal and state securities and
                    other laws, rules, and regulations,
                    and by any applicable regulatory
                    agencies or stock exchanges, have
                    been fully met.  To that end, the
                    Company may require the optionee to
                    take any reasonable action to
                    comply with such requirements
                    before issuing such shares,
                    including compliance with any
                    Company black-out periods or
                    trading restrictions.  No provision
                    in the Plan or action taken under
                    it authorizes any action that
                    Federal or state laws otherwise
                    prohibit.

                    The Plan is intended to conform to
                    the extent necessary with all
                    provisions of the Securities Act of 1933

                    ("Securities Act") and the
                    Securities Exchange Act of 1934 and
                    all regulations and rules the
                    Securities and Exchange Commission
                    issues under those laws.
                    Notwithstanding anything in the
                    Plan to the contrary, the
                    Administrator must administer the
                    Plan, and Options may be granted
                    and exercised, only in a way that
                    conforms to such laws, rules, and
                    regulations.  To the extent
                    permitted by applicable law, the
                    Plan and any Options will be
                    treated as amended to the extent
                    necessary to conform to such laws,
                    rules, and regulations.

Purchase For        Unless a registration statement
Investment          under the Securities Act
And Other           covers the shares of Common Stock
Restrictions        an optionee receives
                    upon exercising his Option, the
                    Administrator may require,
                    at the time of such exercise, that
                    the optionee agree in writing to
                    acquire such shares for investment
                    and not for public resale or
                    distribution, unless and until the
                    shares subject to the Option are
                    registered under the Securities
                    Act.  Unless the shares are
                    registered under the Securities
                    Act, the optionee must acknowledge:

                         that the shares purchased on
                         exercise of the Option are not
                         so registered,

                         that the optionee may not sell
                         or otherwise transfer the
                         shares unless

                              such sale or transfer
                              complies with all
                              applicable laws, rules,
                              and regulations,
                              including all applicable
                              Federal and state
                              securities laws, rules,
                              and regulations, and
                              either

                                   the shares have been
                                   registered under the
                                   Securities Act in
                                   connection with the
                                   sale or transfer
                                   thereof, or

                                   counsel satisfactory
                                   to the Company has
                                   issued an opinion
                                   satisfactory to the
                                   Company that the
                                   sale or other
                                   transfer of such
                                   shares is exempt
                                   from registration
                                   under the Securities
                                   Act.

                    Additionally, the Common Stock,
                    when issued upon the exercise of an
                    Option, will be subject to any
                    other transfer restrictions, rights
                    of first refusal, rights of
                    repurchase, and
                    voting agreements
                    set forth in or incorporated by
                    reference into other applicable
                    documents, including the Option
                    Agreements, or the Company's
                    articles or certificate of
                    incorporation, by-laws, or
                    generally applicable stockholders'
                    agreements.

                    The Administrator may, in its sole
                    discretion, take whatever
                    additional actions it deems
                    appropriate to comply with such
                    restrictions and applicable laws,
                    including placing legends on
                    certificates and issuing stop-
                    transfer orders to transfer agents
                    and registrars.

Tax Withholding     The optionee must satisfy all
                    applicable Federal, state, and
                    local income and employment tax
                    withholding requirements before the
                    Company will deliver stock
                    certificates or otherwise recognize
                    ownership upon the exercise of an
                    Option.  The Company may decide to
                    satisfy the withholding obligations
                    through additional withholding on
                    salary or wages.  If the Company
                    does not or cannot withhold from
                    other compensation, the optionee
                    must pay the Company, with a
                    cashier's check or certified check,
                    the full amounts, if any, required
                    for withholding.   Payment of
                    withholding obligations is due
                    before the Company will issue any
                    shares on exercise or, if the
                    Administrator so requires, at the
                    same time as is payment of the
                    Exercise Price.  If the
                    Administrator so determines, the
                    optionee may instead satisfy the
                    withholding obligations by
                    directing the Company to retain
                    shares from the Option exercise, by
                    tendering previously owned shares,
                    or by attesting to his ownership of
                    shares (with the distribution of
                    net shares), or, after an IPO, by
                    having a broker tender to the
                    Company cash equal to the
                    withholding taxes.  Without any
                    requirement to seek an optionee's
                    consent, the Company may require
                    the optionee to use one or more
                    specified brokerage firms to
                    exercise and to hold shares
                    received from Options until the
                    later of two years after exercise
                    or one year after the Date of
                    Grant.

Transfers,          Unless the Administrator otherwise
Assignments,        approves in advance in
And Pledges         writing for estate planning or
                    other purposes, an Option
                    may not be assigned, pledged, or
                    otherwise transferred in any way,
                    whether by operation of law or
                    otherwise or through any legal or
                    equitable proceedings (including
                    bankruptcy), by the optionee to any
                    person, except by will or by
                    operation of applicable laws of
                    descent and distribution.  If
                    necessary to comply with Rule 16b-3,
                    the optionee may not transfer or
                    pledge shares of Common

                    Stock acquired upon exercise of an
                    Option until at least six months have
                    elapsed from (but excluding) the
                    Date of Grant, unless the
                    Administrator approves otherwise in
                    advance in writing.  The
                    Administrator may, in its
                    discretion, expressly provide that
                    an optionee may transfer his
                    Option, without receiving
                    consideration, to (i) members of
                    his immediate family (children,
                    grandchildren, or spouse), (ii)
                    trusts for the benefit of such
                    family members, or (iii)
                    partnerships whose only partners
                    are such family members.

Amendment or        The Board may amend, suspend, or
Termination         terminate the Plan at
of Plan and         any time, without the consent of
Options             the optionees or their
                    beneficiaries; provided, however,
                    that such actions are
                    consistent with this section.
                    Except as required by law or by the
                    Substantial Corporate Change
                    section, the Administrator may not,
                    without the optionee's or
                    beneficiary's consent, modify the
                    terms and conditions of an Option
                    so as to materially adversely
                    affect the optionee.  No amendment,
                    suspension, or termination of the
                    Plan will, without the optionee's
                    or beneficiary's consent, terminate
                    or materially adversely affect any
                    right or obligations under any
                    outstanding Options, except as
                    provided in the Substantial
                    Corporate Change Section.

Privileges of       No optionee and no beneficiary or
Stock               other person claiming
Ownership           under or through such optionee will
                    have any right, title, or
                    interest in or to any shares of
                    Common Stock allocated or reserved
                    under the Plan or subject to any
                    Option except as to such shares of
                    Common Stock, if any, already
                    issued to such optionee.

Effect on           Whether exercising an Option causes
Other Plans         the optionee to accrue
                    or receive additional benefits
                    under any pension or other plan is
                    governed solely by the terms of
                    such other plan.

Limitations on      Notwithstanding any other
Liability           provisions of the Plan, no
                    individual acting as a director,
                    officer, other employee, or agent
                    of the Company will be liable to
                    any optionee, former optionee,
                    spouse, beneficiary, or any other
                    person for any claim, loss,
                    liability, or expense incurred in
                    connection with the Plan, nor will
                    such individual be personally
                    liable because of any contract or
                    other instrument he executes in
                    such other capacity.  The Company
                    will indemnify and hold harmless
                    each director, officer, other
                    employee, or agent of the Company
                    to whom any duty or power relating
                    to the administration or
                    interpretation of the Plan has been
                    or will be delegated, against any
                    cost or expense (including
                    attorneys' fees) or liability
                    (including any sum paid in
                    settlement of a claim with the
                    Board's approval) arising out of
                    any act or omission to act
                    concerning this Plan unless arising
                    out of such person's own fraud or
                    bad faith.

No Employment       Nothing contained in this Plan
Contract            constitutes an employment
                    contract between the Company and
                    the optionees.  The Plan does not
                    give any optionee any right to be
                    retained in the Company's employ,
                    nor does it enlarge or diminish the
                    Company's right to end the
                    optionee's employment or other
                    relationship with the Company.

Applicable Law      The laws of the State of Wisconsin
                    (other than its choice of law
                    provisions) govern this Plan and
                    its interpretation.

Duration of         Unless the Board extends the Plan's
Plan                term, the Administrator may not grant Options
                    after June 20, 2010.  The Plan will
                    then terminate but will continue to
                    govern unexercised and unexpired
                    Options.

Approval of         The Plan must be submitted to
The Plan            Company stockholders for
                    their approval within 12 months
                    before or after the Board adopts
                    the Plan to qualify any Options
                    designated as ISOs for treatment as
                    such.  If the stockholders do not
                    so approve the Plan, any
                    outstanding ISOs will be treated as
                    void and of no effect.

                    In addition, the Company will
                    submit the Plan to its public
                    stockholders on or before the first
                    meeting of the public stockholders
                    that occurs at least 12 months
                    after the Company's IPO.